UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 14, 2005


                             JOHN H. HARLAND COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                     GEORGIA
                 (State or Other Jurisdiction of Incorporation)


             1-6352                                   58-0278260
 (Commission File Number)             (IRS Employer Identification No.)


    2939 Miller Road, Decatur, Georgia                  30035
(Address of Principal Executive Offices)              (Zip Code)


                                 (770) 981-9460
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
          (Former Name or Former Address, if Changed Since Last Report)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 14, 2005 John H. Harland Company (the "Company") issued a press release in which it announced it expects first-quarter and full-year earnings per share to be higher than the guidance provided by the Company when it reported fourth-quarter results in February 2005. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     (c)        Exhibits

Exhibit No.       Exhibit

99.1              Press Release issued April 14, 2005

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                JOHN H. HARLAND COMPANY



Date:  April 20, 2005           By: /s/ John C. Walters

                                    -----------------------------

                                    John C. Walters
                                    Senior Vice President and
                                    General Counsel

Exhibit Index

Exhibit Number    Description of the Exhibit


99.1              Press Release issued April 14, 2005